UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 19, 2006

                            REINHOLD INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

  DELAWARE                                0-18434                  13-2596288
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(State or other jurisdiction       (Commission File Number)    (I.R.S. Employer
 of incorporation or organization)                           Identification No.)

12827 East Imperial Highway, Santa Fe Springs, California              90670
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (562) 944-3281
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
  230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange
  Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))


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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

         On January 19, 2006, the Registrant received a letter from the Nasdaq Stock Market ("Nasdaq") stating that the Registrant no longer meets the standards for continued listing of the Registrant's common shares on the Nasdaq National Market. Specifically, Nasdaq states in the letter that the Registrant did not meet, for a period of 10 consecutive trading days in January 2006, the requirement of Nasdaq Marketplace Rule 4450(b)(1)(A)that the market value of the Registrant's listed securities equal at least $50,000,000.

         The Registrant intends to apply to Nasdaq to transfer the listing of its common shares to the Nasdaq Capital Market.

         On January 25, 2006, the Registrant issued a press release describing the Nasdaq letter. The Registrant has filed a copy of the press release as an exhibit to this Current Report on Form 8-K, and it is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable
         (b)      Not applicable
         (c)      Not applicable
         (d)      Exhibits


         99       Press Release dated January 25, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            REINHOLD INDUSTRIES, INC.


Date:  January 25, 2006     By:   /s/ Brett Meinsen
                            ---------------------------------------------------
                            Name:  Brett Meinsen
                            Title:    Treasurer